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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


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                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
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[X] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              Venator Group, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, of other than the Registrant)


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                       INFORMATION CONCERNING PARTICIPANTS
                 (FURNISHED PURSUANT TO RULE 14a-11(b)(2) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)

Venator Group, Inc. (the "Company") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the 1999 annual meeting of shareholders. The participants in this solicitation may include the directors of the Company (J. Carter Bacot, Purdy Crawford, Roger N. Farah, Philip H. Geier Jr., Jarobin Gilbert Jr., Dale W. Hilpert, Allan Z. Loren, Margaret P. MacKimm, John J. Mackowski, James E. Preston and Christopher
A. Sinclair), the following executive officers of the Company: Gary M. Bahler (Senior Vice President, General Counsel and Secretary), M. Jeffrey Branman (Senior Vice President - Corporate Development), John E. DeWolf III (Senior
Vice President - Real Estate), S. Ronald Gaston (Senior Vice President and Chief Information Officer), John F. Gillespie (Senior Vice President - Human Resources), Bruce L. Hartman (Senior Vice President and Chief Financial Officer), Maryann M. McGeorge (Senior Vice President - Merchandise Operations), John H. Cannon (Vice President and Treasurer) and Lauren B. Peters (Vice President and Controller), and the following other members of management and employees of the Company: Juris Pagrabs (Vice President - Investor Relations), Frances E. Trachter (Vice President - Public Affairs) and Sheilagh M. Clarke (Counsel and Assistant Secretary).

As of the date of this communication, none of the foregoing participants individually own in excess of 1 percent of the Company's Common Stock or in the aggregate in excess of 2 percent of the Company's Common Stock.